UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2017
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 28, 2017, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1. The election of six JBS Directors to the Board of Directors.
2. The election of three Equity Directors to the Board of Directors.
3. A stockholder advisory vote on executive compensation.
4. A stockholder advisory vote on the frequency of advisory voting to approve executive compensation.
5. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.
6. A vote on a stockholder proposal, if properly presented, requesting the Board of Directors to adopt and implement a water stewardship policy at company and supplier facilities.
7. A vote on a stockholder proposal, if properly presented, requesting the Board of Directors to prepare a report on steps the company is taking to foster greater diversity on the Board of Directors.
8. A Vote on a stockholder proposal, if properly presented, requesting the Board of Directors to adopt a policy to require an independent Board Chairman.

Board of Director Election Results
The stockholders of the Company elected all of the Company’s nine nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	209,658,432	26,555,632	6,909,017
Joesley Mendonça Batista	200,110,108	36,103,956	6,909,017
Wesley Mendonça Batista	208,359,445	27,854,619	6,909,017
William W. Lovette	214,004,013	22,210,051	6,909,017
Andre Nogueira de Souza	209,660,597	26,553,467	6,909,017
Wallim Cruz De Vasconcellos Junior	232,610,886	3,603,178	6,909,017
David E. Bell	232,760,597	3,453,467	6,909,017
Michael L. Cooper	232,758,280	3,455,784	6,909,017
Charles Macaluso	232,751,782	3,462,282	6,909,017
Say on Pay Results
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation table and narrative discussion.

For	Against	Abstain	Broker Non-Votes
234,161,770	1,977,568	74,726	6,909,017
Frequency of Advisory Vote on Say on Pay Results
The stockholders voted, on an advisory basis, the frequency of advisory voting to approve executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
232,762,905	41,836	3,361,865	47,458	6,909,017

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain
242,965,058	125,929	32,094

Stockholder Proposal to Adopt and Implement a Water Stewardship Policy Results
The stockholders voted against the adoption and implementation of a water stewardship policy at company and supplier facilities.

For	Against	Abstain	Broker Non-Votes
34,577,070	200,441,420	1,195,574	6,909,017
Stockholder Proposal to Request Board of Directors Report on Fostering Greater Diversity Results
The stockholders voted against the Board of Directors preparing a report on steps the company is taking to foster greater diversity on the Board of Directors.

For	Against	Abstain	Broker Non-Votes
33,708,167	201,384,425	1,121,472	6,909,017
Stockholder Proposal Requesting Board of Directors to Adopt Policy Requiring Independent Board Chairman Results
The stockholders voted against requesting the Board of Directors adopt a policy to require an independent Board Chairman.

For	Against	Abstain	Broker Non-Votes
27,292,650	208,660,476	260,938	6,909,017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 2, 2017	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer